UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

FIRST SAVINGS FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-34155	37-1567871
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

501 East Lewis & Clark Parkway, Clarksville, Indiana		47129
(Address of Principal Executive Offices)		(Zip Code)

(812) 283-0724

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 23, 2014, First Savings Financial Group, Inc., the holding company for First Savings Bank, F.S.B., announced its financial results for the three and nine months ended June 30, 2014. The press release announcing the financial results for the three and nine months ended June 30, 2014 is furnished as Exhibit 99.1 and incorporated herein by reference.

Items 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: Not applicable

(b)	Pro Forma Financial information: Not applicable

(c)	Shell Company Transactions: Not applicable

(d)	Exhibits

Number	Description

99.1	Press Release dated July 23, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SAVINGS FINANCIAL GROUP, INC.

Date: July 24, 2014	By:	/s/ Anthony A. Schoen
Anthony A. Schoen
Chief Financial Officer